Exhibit 99.1





FOR IMMEDIATE RELEASE

CONTACTS: Media (San Francisco)         Glen Mathison             (415) 636-5448
          Investors/Analysts            Rich Fowler               (415) 636-9869


              SCHWAB REPORTS FOURTH QUARTER AND FULL YEAR RESULTS


     SAN FRANCISCO, January 18, 2005 - The Charles Schwab Corporation announced today that its net income for the quarter ended December 31, 2004 was $53 million. In comparison, the Company reported a net loss of $41 million for the third quarter of 2004 and net income of $148 million for the fourth quarter of 2003. Excluding $62 million in after-tax charges relating to its ongoing cost reduction effort and $49 million in after-tax charges related to the Company's exit from the capital markets business, Schwab's fourth quarter 2004 adjusted operating income was $164 million - up 53% from the $107 million adjusted operating income generated in the prior quarter, and up 12% from the year-ago quarter's $147 million.

     For the year ended December 31, 2004, the Company's net income was $286 million, down 39% from 2003. Adjusted operating income for 2004 was $538 million, 10% higher than the 2003 level. A table that reconciles net income to adjusted operating income is attached.


                                         Three Months Ended                   Twelve Months Ended
                                          --December 31,--      %               --December 31,--      %
Financial Highlights                      2004        2003    Change            2004        2003    Change
------------------------------------------------------------------------------------------------------------
Reported Results:
  Revenues (in millions)                $1,060      $1,062       - %          $4,202      $3,896        8%
  Net income (in millions)                 $53        $148     (64)%            $286        $472     (39)%
  Diluted earnings per share              $.04        $.11     (64)%            $.21        $.35     (40)%
  After-tax profit margin                 5.0%       13.9%                      6.8%       12.1%
  Return on stockholders' equity            5%         13%                        6%         11%

Adjusted Operating Results(1):
  Revenues (in millions)                $1,060      $1,045        1%          $4,188      $3,879        8%
  Income (in millions)                    $164        $147       12%            $538        $491       10%
  Diluted earnings per share              $.12        $.11        9%            $.39        $.36        8%
  After-tax profit margin                15.5%       14.1%                     12.8%       12.7%

1.   Non-GAAP  income  measures  which  exclude  gains or  losses  from  discontinued  operations, non-recurring  gains on sales of investments, restructuring charges, impairment charges, and a non-recurring tax benefit.

------------------------------------------------------------------------------------------------------------

     In reviewing the Company's performance, Chairman and CEO Charles Schwab commented, "The last six months have been a period of extensive change at Schwab, as we have refocused on our core strategy of meeting the needs of individual investors and the independent advisors who serve them, exited the capital markets business, and launched a firm-wide cost reduction initiative. Throughout all of these corporate actions, however, we have remained focused on building stronger relationships with our clients by reducing our commission rates and enhancing our services - and our progress here is reflected in our fourth quarter client fundamentals. Clients brought a total of $16.8 billion in net new assets to the firm in the fourth quarter, our highest level, excluding asset inflows relating to acquisitions, in 13 quarters. Total client assets were a record $1.081 trillion at year end, up 12% from December 2003. In December, clients opened 56,000 new accounts, 37% higher than November and our best month since April 2004. We believe that providing great service at a great value will enable us to continue to attract investors of all types - independent investors, active traders, and those who want advice."

     CFO Christopher Dodds noted, "The securities markets improved and client activity picked up during the fourth quarter of 2004, helping the Company to achieve its seventh consecutive quarter of growth in non-trading revenues - asset management and administration fees, net interest income and other revenues reached a new record of $842 million, up 15% from the fourth quarter of 2003. This increase more than offset the impact of our reduced trading commissions and yielded 8% overall revenue growth for 2004. While $261 million in after-tax charges associated with our cost reduction initiative and our exit from the capital markets business contributed to net income of $286 million for the year, those actions have enabled us to dramatically reduce our cost base and improve our margins. Our 15.5% after-tax operating profit margin for the fourth quarter is the highest level since the first quarter of 2000 and reflects our emphasis on improving returns to stockholders. We are entering the new year with a leaner, more focused organization that can continue to rely on a strong balance sheet with $4.4 billion of stockholders' equity. That financial strength enabled us to reduce our long-term debt by $187 million, increase our dividend by 43%, and repurchase $383 million of common stock during the course of 2004."

Business highlights for the fourth quarter (data as of quarter-end unless otherwise noted):

Advised Investing
o    For accounts at the Company with an ongoing  advisory  component  (includes
     accounts   enrolled   in  Schwab   Private   Client  and   Schwab   Advised
     Investing(TM), accounts managed by independent investment advisors (IAs), and U.S. Trust(R) accounts):
     o    Net new client assets during the quarter = $11 billion.
     o    Total assets = a record $515 billion, up 18% year-over-year.
     o    Total number of accounts = 1.5 million.

Individual Investor Business
o Number of clients enrolled in Schwab Private Client and Schwab Advised Investing = 43,300, up 22% from the prior quarter.
o Announced a new branch strategy that revolves around one-on-one relationships with a Schwab consultant for clients with more complex needs. The new strategy also includes the use of satellite branch offices staffed with one or two consultants to provide a cost-efficient way of serving certain markets.
o Streamlined the range of offers and enhanced software functionality for active traders.
o Improved our options trading offering to include reduced pricing, enhanced tools and expanded education.
o Introduced the Individual 401(k) plan for owner-only businesses and the self-employed.

Schwab Institutional Business
o Total client assets associated with Schwab Institutional = $348 billion, up 21% year-over-year.
o Client assets new to the Schwab Advisor Network(R) program during the quarter = $1.8 billion.
o Client referrals to IAs through Schwab Advisor Network(R) program during the quarter = 3,500, down 9% from the prior quarter.
o Client assets at Schwab associated with IA referral programs = $25 billion, up 29% year-over-year and up approximately $2.4 billion during the quarter.
o Hosted the 14th annual IMPACT(R) conference, where over 1,000 IAs attended the 4-day conference which included more than 30 educational sessions, forums and workshops.
o Debuted a new section in the Schwab Institutional website that provides IAs with tools and services to help them understand and comply with ongoing compliance issues and the latest regulatory changes affecting the industry.

Corporate Services Business
o    Net new assets at Corporate Services during the quarter = $1.8 billion.
o Total client assets in employer-sponsored retirement plans at Schwab = $131 billion, up 14% year-over-year.

U.S. Trust Business
o Total referrals from Schwab to U.S. Trust were over 280, compared with over 330 in the prior quarter.
o Client assets at U.S. Trust associated with the referral program = $4.7 billion, up 48% year-over-year and up $470 million during the quarter.
o    Total client assets at U.S. Trust = $141 billion, up 3% year-over-year.

Products
o Total client assets held in third-party Mutual Fund OneSource(R) funds = $128 billion.
o Total client assets held in proprietary funds (SchwabFunds(R), Excelsior(R) and other) = $155 billion.
o Total client assets held in fixed income securities = $141 billion, up 8% year-over-year.
o Launched the Schwab Tax-Free YieldPlus Fund(TM) and the Schwab California Tax-Free YieldPlus Fund(TM) - two new ultra short tax-free bond funds for investors seeking a higher yield than a money fund but with less risk than a short-term bond fund.
o    For Charles Schwab Bank, N.A.:
     o    Balance sheet assets = $4.4 billion, up 8% from the prior quarter.
     o    Outstanding mortgage and home equity loans = $1.2 billion.
     o    First mortgage originations during the quarter = $247 million.
     o Launched the Charles Schwab Bank Visa(R) credit card with WorldPoints(TM) Rewards.
     o Introduced the Pledged Asset Mortgage, a home financing option that allows investors to use eligible securities in their investment portfolio as additional collateral for a home mortgage loan.

     The Charles Schwab Corporation (NYSE / Nasdaq: SCH), through its operating subsidiaries, provides securities brokerage and financial services to individual investors and the independent investment advisors who work with them. With over 7 million individual investor accounts and more than $1 trillion in client assets, The Charles Schwab Corporation is one of the nation's largest financial services firms. Its subsidiary Charles Schwab & Co., Inc. (member SIPC) provides a complete range of investment services and products, including an extensive selection of mutual funds; financial planning and investment advice; retirement plans; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent fee-based investment advisors. Its subsidiary Charles Schwab Bank, N.A. (member FDIC) provides banking and mortgage services and products. The corporation's other operating subsidiaries include U.S. Trust Corporation (member FDIC) and CyberTrader(R), Inc. (member
SIPC). These companies' Web sites can be reached at www.schwab.com, www.schwabbank.com, www.ustrust.com, and www.cybertrader.com.

                                       ###


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


                                                   THE CHARLES SCHWAB CORPORATION
                                                  Consolidated Statement of Income
                                               (In millions, except per share amounts)
                                                             (Unaudited)

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                                                                                       Three Months                    Year
                                                                                          Ended                        Ended
                                                                                       December 31,                 December 31,
                                                                                     2004        2003             2004        2003
------------------------------------------------------------------------------------------------------------------------------------
Revenues
   Asset management and administration fees                                        $  544      $  487           $2,091      $1,832
   Commissions                                                                        198         304              936       1,097
   Interest revenue                                                                   358         251            1,213         968
   Interest expense                                                                  (100)        (58)            (277)       (240)
                                                                                   -------     -------          -------     -------
     Net interest revenue                                                             258         193              936         728
   Principal transactions                                                              20          23               89          93
   Other                                                                               40          55              150         146
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Total                                                                               1,060       1,062            4,202       3,896
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest
   Compensation and benefits                                                          447         435            1,877       1,665
   Occupancy and equipment                                                             90         108              389         430
   Professional services                                                               64          52              245         175
   Depreciation and amortization                                                       59          65              226         277
   Communications                                                                      53          59              223         228
   Advertising and market development                                                  33          39              184         139
   Commissions, clearance and floor brokerage                                          10          11               39          40
   Restructuring charges                                                              100          17              214          76
   Impairment charges                                                                   -           -                -           5
   Other                                                                               44          43              160         144
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Total                                                                                 900         829            3,557       3,179
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Income from continuing operations before taxes on income                              160         233              645         717
Taxes on income                                                                       (58)        (87)            (231)       (241)
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Income from continuing operations                                                     102         146              414         476
Gain (loss) from discontinued operations, net of tax                                  (49)          2             (128)         (4)
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Net Income                                                                         $   53      $  148           $  286      $  472
====================================================================================================================================
Weighted-Average Common Shares Outstanding - Diluted                                1,348       1,371            1,365       1,364
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Earnings Per Share - Basic
   Income from continuing operations                                               $  .08      $  .11           $  .31      $  .35
   Gain (loss) from discontinued operations, net of tax                            $ (.04)          -           $ (.10)          -
   Net income                                                                      $  .04      $  .11           $  .21      $  .35

Earnings Per Share - Diluted
   Income from continuing operations                                               $  .08      $  .11           $  .30      $  .35
   Gain (loss) from discontinued operations, net of tax                            $ (.04)          -           $ (.09)          -
   Net income                                                                      $  .04      $  .11           $  .21      $  .35
------------------------------------------------------------------------------------------------------------------------------------
Dividends Declared Per Common Share                                                $ .020      $ .014           $ .074      $ .050
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.


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


                                                   THE CHARLES SCHWAB CORPORATION
                                                 Financial and Operating Highlights
                                                             (Unaudited)

                                                       |              2004             |              2003             |  2002 |
------------------------------------------------------------------------------------------------------------------------------------
                                                        Fourth  Third   Second  First   Fourth  Third   Second  First   Fourth
(In millions, except per share amounts and as noted)    Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues (1)
     Asset management and administration fees           $  544  $  523  $  517  $  507  $  487  $  468  $  448  $  429  $  434
     Commissions                                           198     163     239     336     304     290     285     218     275
     Interest revenue, net of interest expense             258     245     224     209     193     181     179     175     189
     Principal transactions                                 20      22      22      25      23      22      25      23      23
     Other                                                  40      47      32      31      55      36      34      21      27
------------------------------------------------------------------------------------------------------------------------------------
Total                                                    1,060   1,000   1,034   1,108   1,062     997     971     866     948
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest (1)
     Compensation and benefits                             447     455     493     482     435     418     421     391     410
     Occupancy and equipment                                90      97     100     102     108     106     108     108     116
     Professional services                                  64      62      61      58      52      44      43      36      38
     Depreciation and amortization                          59      58      53      56      65      69      69      74      75
     Communications                                         53      53      56      61      59      59      54      56      58
     Advertising and market development                     33      43      46      62      39      31      22      47      54
     Commissions, clearance and floor brokerage             10       9      11       9      11      10      11       8      11
     Restructuring charges (2)                             100     112       2       -      17      35      24       -     157
     Impairment charges                                      -       -       -       -       -       -       -       5      37
     Other                                                  44      39      43      34      43      29      36      36      47
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Total                                                      900     928     865     864     829     801     788     761   1,003
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Income (loss) from continuing operations before taxes on
     income (loss)                                         160      72     169     244     233     196     183     105     (55)
Tax (expense) benefit on income (loss) (1)                 (58)    (26)    (62)    (85)    (87)    (72)    (57)    (25)     13
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Income (loss) from continuing operations                   102      46     107     159     146     124     126      80     (42)
Gain (loss) from discontinued operations, net of tax       (49)    (87)      6       2       2       3       -      (9)    (37)
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Net Income (loss)                                       $   53  $  (41) $  113  $  161  $  148  $  127  $  126  $   71  $  (79)
====================================================================================================================================
Basic earnings (loss) per share                         $  .04  $ (.03) $  .08  $  .12  $  .11  $  .09  $  .10  $  .05  $ (.06)
Diluted earnings (loss) per share                       $  .04  $ (.03) $  .08  $  .12  $  .11  $  .09  $  .09  $  .05  $ (.06)
Dividends declared per common share                     $ .020  $ .020  $ .020  $ .014  $ .014  $ .014  $ .011  $ .011  $ .011
Weighted-average common shares outstanding - diluted     1,348   1,364   1,373   1,375   1,371   1,366   1,360   1,357   1,340
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Performance Measures
     Adjusted operating income (3)                      $  164  $  107  $  108  $  159  $  147  $  144  $  131  $   69  $   90
     After-tax profit margin - reported                   5.0%   (4.1%)  10.9%   14.5%   13.9%   12.7%   13.0%    8.2%   (8.3%)
     After-tax profit margin - operating (3)             15.5%   10.9%   10.4%   14.4%   14.1%   14.4%   13.5%    8.0%    9.5%
     Return on stockholders' equity (4)                     5%     (3%)    10%     14%     13%     12%     12%      7%     (8%)
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Financial Condition (at quarter end)
     Cash and investments segregated (in billions)      $ 19.0  $ 19.6  $ 20.5  $ 20.8  $ 21.3  $ 22.4  $ 22.6  $ 22.3  $ 21.0
     Receivables from brokerage clients (in billions)   $  9.8  $  9.2  $  9.3  $  9.3  $  8.6  $  7.7  $  7.0  $  6.3  $  6.8
     Total assets (in billions)                         $ 47.1  $ 45.9  $ 47.3  $ 46.3  $ 45.9  $ 43.8  $ 41.8  $ 40.4  $ 39.7
     Payables to brokerage clients (in billions)        $ 27.2  $ 25.9  $ 26.9  $ 26.5  $ 27.2  $ 26.1  $ 26.2  $ 25.8  $ 26.4
     Long-term debt (in millions)                       $  585  $  611  $  645  $  779  $  772  $  776  $  811  $  856  $  642
     Stockholders' equity (in millions)                 $4,386  $4,555  $4,732  $4,662  $4,461  $4,312  $4,179  $4,056  $4,011
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Other (5)
     Full-time equivalent employees (at quarter end,
          in thousands)                                   14.2    14.8    16.3    16.5    16.0    15.7    15.7    16.1    16.4
     Capital expenditures - cash purchases of
          equipment, office facilities, property,
          and internal-use software development costs,
          net (in millions)                             $   43  $   66  $   51  $   34  $   50  $   36  $   31  $   30  $   43
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Clients' Daily Average Trading Volume (in thousands) (6)
     Daily average revenue trades (7)                    177.7   128.1   142.2   178.0   161.7   145.1   141.0   114.6   131.6
     Mutual Fund OneSource(R) and other asset-based
          trades                                          69.6    62.3    67.4    72.3    62.3    58.0    57.1    54.3    51.9
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Active Trader Daily Average Revenue Trades
     (in thousands) (6,7,8)                               98.0    66.1    72.5    91.5    80.8    72.9    69.5    54.5    61.1
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Average Revenue Per Revenue Trade (5,7)                 $19.32  $22.96  $30.06  $33.16  $32.60  $34.11  $35.12  $34.78  $35.38
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(1)  All amounts have been adjusted to summarize the impact of The Charles Schwab Corporation's (the Company's) sales of its capital markets business, Schwab Soundview Capital Markets, and its United Kingdom (U.K.) brokerage subsidiary,  Charles Schwab Europe, in gain (loss) from discontinued operations.
(2)  Restructuring charges include costs relating to workforce, facilities, systems hardware, software, and equipment reductions.
(3)  Represents a non-GAAP income measure which excludes non-operating revenue,  restructuring charges, impairment charges, and gain
     (loss) from discontinued  operations,  net of taxes, as well as a non-recurring tax benefit. See attached reconciliation of net income to adjusted operating income.
(4)  Calculated based on annualized quarterly net income (loss) and average stockholders' equity for the quarter.
(5)  All amounts have been adjusted to reflect the sale of Schwab Soundview Capital Markets.
(6)  Effective in the third quarter of 2003, the Company  considers  reduced  exchange  trading sessions as half days in calculating daily average trades.
(7)  Revenue trades include all client trades (both individuals and institutions) that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(8)  Active Trader  includes all  CyberTrader  clients and Schwab  clients  enrolled in one of Schwab's  three Active Trader offers.
     Active Trader DART is included in total DART above.

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.


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


                                                   THE CHARLES SCHWAB CORPORATION
                                      Reconciliation of Net Income to Adjusted Operating Income
                                                             (Unaudited)

                                                           |              2004              |              2003             | 2002 |
------------------------------------------------------------------------------------------------------------------------------------
                                                             Fourth  Third   Second  First   Fourth  Third   Second  First   Fourth
(In millions)                                                Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                                     $1,060  $1,000  $1,034  $1,108  $1,062  $  997  $  971  $  866  $  948
      Non-operating revenue (1)                                   -     (14)      -       -     (17)      -       -       -       -
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues                                           $1,060  $  986  $1,034  $1,108  $1,045  $  997  $  971  $  866  $  948
====================================================================================================================================

Net income (loss)                                            $   53  $  (41) $  113  $  161  $  148  $  127  $  126  $   71  $  (79)
      Adjustments to reconcile net income (loss)
         to adjusted operating income:
         Other income (1)                                         -     (14)      -       -     (17)      -       -       -       -
         Restructuring charges (2,3)                            100     112       2       -      17      35      24       -     157
         Impairment charges (3)                                   -       -       -       -       -       -       -       5      37
         Loss (gain) from discontinued operations (4)            81     131     (10)     (3)     (2)     (6)      1      13      56
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               Total adjusted items                             181     229      (8)     (3)     (2)     29      25      18     250
         Tax benefit (expense) (5)                              (70)    (81)      3       1       1     (12)    (20)    (20)    (81)
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      Total adjusted items, net of tax                          111     148      (5)     (2)     (1)     17       5      (2)    169
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Adjusted operating income, after tax (6)                     $  164  $  107  $  108  $  159  $  147  $  144  $  131  $   69  $   90
====================================================================================================================================

(1)  Primarily consists of pre-tax gains recorded on sales of investments.
(2)  Restructuring  charges  reflect The Charles  Schwab  Corporation's  (the  Company's)  2004 cost  reduction  effort and previous restructuring  initiatives under the Company's plan to reduce operating  expenses due to continued  economic  uncertainties and difficult market conditions. These charges primarily include workforce,  facilities,  systems hardware, software, and equipment reductions.
(3)  Adjusted operating expenses equal total expenses excluding interest less total restructuring and impairment charges.
(4)  Represents the summarized impact of the Company's sales of its capital markets business and its U.K. brokerage subsidiary.
(5)  Includes an $11 million  non-recurring tax benefit in the second quarter of 2003 and a $16 million tax benefit  associated with the Company's sale of its U.K. market-making operation in the first quarter of 2003.
(6)  In evaluating the Company's financial  performance,  management uses adjusted operating income, a non-GAAP income measure which excludes items as detailed in the table above.  Management believes that adjusted operating income is a useful indicator of its ongoing financial performance, and a tool that can provide meaningful insight into financial performance without the effects of certain material items that are not expected to be an ongoing part of operations.


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                                                   The Charles Schwab Corporation
                          Notes to Consolidated Statement of Income and Financial and Operating Highlights
                                                             (Unaudited)



The Company
     The  consolidated  statement of income and financial and operating  highlights  include The Charles Schwab  Corporation and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc., U.S. Trust Corporation,
and CyberTrader, Inc. All periods have been adjusted to summarize the impact of the Company's sales of its capital markets business,
Schwab  Soundview  Capital Markets,  and its U.K.  brokerage  subsidiary,  Charles Schwab Europe,  in gain (loss) from  discontinued
operations.  The  consolidated  statement of income and financial and operating  highlights  should be read in conjunction  with the consolidated  financial  statements and notes thereto included in the Company's 2003 Annual Report to Stockholders and the Company's
Quarterly Reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 2004.  Certain prior periods' revenues and expenses have been reclassified to conform with the current period presentation. All material intercompany balances and transactions have been eliminated.



                                                             **********
                                                   THE CHARLES SCHWAB CORPORATION
                                                Growth in Client Assets and Accounts
                                                             (Unaudited)

                                                   |              2004                 |              2003                 |  2002 |
------------------------------------------------------------------------------------------------------------------------------------
                                                    Fourth   Third    Second   First    Fourth   Third    Second   First    Fourth
(In billions, at quarter end, except as noted)      Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter
------------------------------------------------------------------------------------------------------------------------------------
Assets in client accounts
  Schwab One(R), other cash equivalents and
     deposits from banking clients                 $   37.2 $   35.7  $  36.5  $  35.4  $  34.2  $  31.8  $  30.2  $  31.1  $  31.1
  Proprietary funds (SchwabFunds(R), Excelsior(R)
     and other):
     Money market funds                               111.8    114.0    115.0    116.3    119.2    124.4    126.8    132.4    129.7
     Equity and bond funds                             43.1     38.4     37.5     36.8     34.2     30.7     31.2     27.4     27.7
------------------------------------------------------------------------------------------------------------------------------------
        Total proprietary funds                       154.9    152.4    152.5    153.1    153.4    155.1    158.0    159.8    157.4
------------------------------------------------------------------------------------------------------------------------------------
  Mutual Fund Marketplace(R) (1):
     Mutual Fund OneSource(R)                         127.8    114.5    115.2    115.1    101.5     90.1     85.0     71.8     73.6
     Mutual fund clearing services                     44.2     38.1     33.9     37.5     33.5     28.4     24.5     21.4     21.2
     All other                                        114.4    103.6    101.7    100.5     98.4     88.3     84.6     71.6     71.6
------------------------------------------------------------------------------------------------------------------------------------
        Total Mutual Fund Marketplace                 286.4    256.2    250.8    253.1    233.4    206.8    194.1    164.8    166.4
------------------------------------------------------------------------------------------------------------------------------------
           Total mutual fund assets                   441.3    408.6    403.3    406.2    386.8    361.9    352.1    324.6    323.8
------------------------------------------------------------------------------------------------------------------------------------
  Equity and other securities (1,2)                   472.0    429.2    437.0    431.7    424.0    368.3    349.1    296.4    302.9
  Fixed income securities (2)                         140.5    136.5    130.6    132.1    130.2    122.2    120.2    116.7    113.6
  Margin loans outstanding                             (9.8)    (9.1)    (9.1)    (9.1)    (8.5)    (7.5)    (6.9)    (6.2)    (6.6)
------------------------------------------------------------------------------------------------------------------------------------
  Total client assets                              $1,081.2 $1,000.9  $ 998.3  $ 996.3  $ 966.7  $ 876.7  $ 844.7  $ 762.6  $ 764.8
====================================================================================================================================
Net growth in assets in client accounts
  (for the quarter ended)
  Net new client assets (3)                        $   16.8 $   13.0  $   6.7  $  13.8  $  24.9  $  10.6  $   6.5  $  14.2  $  10.1
  Net market gains (losses)                            63.5    (10.4)    (4.7)    15.8     65.1     21.4     75.6    (16.4)    27.9
------------------------------------------------------------------------------------------------------------------------------------
  Net growth (decline)                             $   80.3 $    2.6  $   2.0  $  29.6  $  90.0  $  32.0  $  82.1  $  (2.2) $  38.0
====================================================================================================================================
U.S. Trust client assets (4)                       $  141.1 $  137.3  $ 137.0  $ 135.8  $ 137.2  $ 116.1  $ 114.0  $ 106.7  $ 108.0
------------------------------------------------------------------------------------------------------------------------------------
New client accounts
  (in thousands, for the quarter ended)               133.6    114.2    139.1    159.8    145.5    123.9    151.9    171.0    154.5
Active client accounts (in millions) (5)                7.3      7.4      7.5      7.5      7.5      7.6      7.7      8.0      8.0
------------------------------------------------------------------------------------------------------------------------------------

(1)  Excludes all proprietary money market, equity, and bond funds.
(2)  All amounts have been adjusted to reclassify  exchange-traded unit investment trusts from fixed income securities to equity and other securities.
(3)  Includes a one-time  special  dividend  from  Microsoft  Corporation  of $1.2 billion in the fourth  quarter of 2004.  Includes individual  inflows  (outflows)  of $2.1  billion and ($6.0)  billion in the third and second  quarters of 2004,  respectively, related to mutual fund clearing clients.  Includes inflows of $12.1 billion in the fourth quarter of 2003 at U.S. Trust related to the acquisition of State Street Corporation's Private Asset Management group.
(4)  Included in total client assets above.
(5)  Active  client  accounts are defined as accounts  with balances or activity  within the  preceding  eight months.  Reflects the removal of 192,000 accounts in the second quarter of 2003 related to the Company's  withdrawal from the Employee Stock Purchase
     Plan business and the transfer of those accounts to other providers.

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


                           The Charles Schwab Corporation Monthly Market Activity Report For December 2004
                                    Investor activity for 7.3 million active client accounts (1)

                                                                                                      Clients opened 56,200 new
                                                                                                      accounts during December 2004.


                                      2003    2004
                                      Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct      Nov
------------------------------------------------------------------------------------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
   Net New Assets (2)                  5.4     5.9     3.3     4.6     2.1     4.4      .2     3.4     3.7     5.9     3.9      4.6
   Net Market Gains (Losses)          23.1    16.3     8.5    (9.0)  (24.7)    6.8    13.2   (26.1)    3.2    12.5    10.3     32.0
------------------------------------------------------------------------------------------------------------------------------------

Total Client Assets (at month end,
   in billions of dollars)           966.7   988.9 1,000.7   996.3   973.7   984.9   998.3   975.6   982.5 1,000.9 1,015.1  1,051.7
====================================================================================================================================

Market Indices (at month end)
   Dow Jones Industrial Average     10,454  10,488  10,584  10,358  10,226  10,189  10,436  10,140  10,174  10,080  10,028   10,428
   Nasdaq Composite                  2,003   2,066   2,030   1,994   1,920   1,987   2,048   1,887   1,838   1,897   1,975    2,097
   Standard & Poor's 500             1,112   1,131   1,145   1,126   1,107   1,121   1,141   1,102   1,104   1,115   1,130    1,174
   Schwab 1000                       3,572   3,633   3,681   3,629   3,560   3,605   3,665   3,533   3,543   3,584   3,637    3,783

Clients' Daily Average
   Revenue Trades (in thousands) (3) 168.4   215.1   166.9   155.0   164.6   135.1   126.6   133.7   118.6   132.5   153.7    192.1

Clients' Daily Average Asset-Based
   Trades:
   OneSource(R) and Other(4)          66.0    65.0    54.9    54.6    56.5    51.7    48.5    46.0    45.1    47.8    47.3     53.9
   Schwab Institutional (5)            N/A     9.4     8.0     8.3     8.2     8.7     8.2     8.8     7.7     8.2     8.6      8.6
   Schwab Private Client (6)           N/A     5.5     5.6     5.8     7.2     6.4     6.7     8.1     7.3     8.0     8.3      9.9
------------------------------------------------------------------------------------------------------------------------------------
 Total Asset-Based Trades
   (in thousands)                     66.0    79.9    68.5    68.7    71.9    66.8    63.4    62.9    60.1    64.0    64.2     72.4
====================================================================================================================================

Daily Average Market
   Share Volume (in millions)
       NYSE                          1,276   1,663   1,481   1,477   1,525   1,500   1,371   1,418   1,244   1,322   1,543    1,494
       Nasdaq                        1,637   2,332   1,917   1,881   1,951   1,664   1,623   1,735   1,431   1,511   1,731    1,828
------------------------------------------------------------------------------------------------------------------------------------
        Total                        2,913   3,995   3,398   3,358   3,476   3,164   2,994   3,153   2,675   2,833   3,274    3,322
====================================================================================================================================

Mutual Fund Net Buys (Sells) (7)
   (in millions of dollars)
   Domestic Growth                   745.7 2,030.7 1,065.2   421.0   662.0  (126.6)  801.5   100.8   (72.6)  437.0   381.0    891.5
   International Growth              534.6 1,020.4   769.4   685.1   579.3   118.1   513.8   242.4   227.9   451.6   451.6    906.5
   Balanced (stock and bond)         501.8 1,141.4   702.6   768.2   535.0   108.1   416.8   190.8   216.6   416.7   440.1    446.2
   Bond - Taxable                     96.0   535.2   563.9 1,151.4  (117.9) (301.2)  311.9   400.4   654.0   870.5   707.1    502.7
   Bond - Tax Advantaged             (24.5)   19.0    85.7   102.5  (172.0) (245.5) (148.8)  (34.1)   28.8    51.5    48.2      6.5




                                               % change
                                      Dec     Mo.     Yr.*
--------------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
   Net New Assets (2)                  8.3     80%     54%
   Net Market Gains (Losses)          21.2
--------------------------------------------------------------

Total Client Assets (at month end,
   in billions of dollars)         1,081.2      3%     12%
==============================================================

Market Indices (at month end)
   Dow Jones Industrial Average     10,783      3%      3%
   Nasdaq Composite                  2,175      4%      9%
   Standard & Poor's 500             1,212      3%      9%
   Schwab 1000                       3,911      3%      9%

Clients' Daily Average
   Revenue Trades (in thousands) (3) 187.3     (2%)    11%

Clients' Daily Average Asset-Based
   Trades:
   OneSource(R) and Other(4)          53.1     (1%)   (20%)
   Schwab Institutional (5)            8.7      1%     N/A
   Schwab Private Client (6)          10.1      2%     N/A
--------------------------------------------------------------
 Total Asset-Based Trades
   (in thousands)                     71.9     (1%)     9%
==============================================================

Daily Average Market
   Share Volume (in millions)
       NYSE                          1,463     (2%)    15%
       Nasdaq                        2,042     12%     25%
--------------------------------------------------------------
        Total                        3,505      6%     20%
==============================================================

Mutual Fund Net Buys (Sells) (7)
   (in millions of dollars)
   Domestic Growth                   285.8
   International Growth              862.2
   Balanced (stock and bond)         351.6
   Bond - Taxable                    317.7
   Bond - Tax Advantaged             309.8

(1)  Active   client   accounts  are  defined  as  accounts  with   balances  or  activity   within  the  preceding   eight  months.
(2)  December 2004 data includes a one-time  special  dividend from Microsoft  Corporation of $1.2 billion.  September 2004 and June
     2004 data includes  individual  inflows  (outflows) of $2.1 billion and ($6.0)  billion,  respectively,  related to mutual fund clearing clients. August 2004, March 2004, and January 2004 data includes individual inflows (outflows) of $0.5 billion, ($0.8)
     billion,  and ($0.5) billion,  respectively,  at U.S. Trust related to Special Fiduciary  business clients.  February 2004 data includes an  individual  outflow of $1.8 billion at U.S.  Trust related to a custody  relationship.  January 2004 data includes inflows of $1.3 billion  related to the Company's  adoption of AXA Rosenberg  LLC's U.S.  family of mutual funds,  known as the
     Laudus Funds(TM).  Data excludes mutual fund capital gains reinvestments,  which were $3.7 billion and $1.1 billion in December
     2004 and December 2003, respectively.
(3)  Includes all client  trades (both  individuals  and  institutions)  that  generate  either  commission  revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(4)  Reflects trades executed on Schwab's no-transaction fee Mutual Fund OneSource (R) platform, including mutual fund clearing.
(5)  Includes trades placed by investment advisors enrolled in an asset-based  pricing program.  Trading activity is included in the program fees. These trades are reflected in OneSource and Other until January 2004.
(6)  Includes eligible trades placed by individual  investors  enrolled in Schwab Private Client (SPC).  Specified levels of trading activity are included in SPC fees. These trades are reflected in OneSource and Other until January 2004.
(7)  Represents the principal value of client mutual fund (no-load,  low-load,  load) transactions handled by Schwab and U.S. Trust, including  transactions in SchwabFunds (R),  Excelsior (R) Funds and other  proprietary  funds.  Includes  institutional  funds available only to Investment Managers. Excludes money market funds.

                 * December 2004 vs. December 2003         The Charles Schwab Corporation           N/A - not available

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